Acquisition of Liberty Dialysis Holdings	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Acquisition of Liberty Dialysis Holdings
Assets held for sale	$164,068
Trade accounts receivable	156,443
Other current assets	20,488
Deferred tax assets	14,932
Property, plant and equipment	167,360
Intangible assets and other assets	84,056
Goodwill	1,999,862
Accounts payable, accrued expenses and other current liabilities	(116,153)
Income tax payable and deferred taxes	(42,697)
Short-term borrowings, other financial liabilities, long-term debt and capital lease obligations	(72,101)
Other liabilities	(29,800)
Noncontrolling interests (subject and not subject to put provisions)	(165,100)
Total acquisition cost	$2,181,358
Less non-cash contributions at fair value
Investment at acquisition date	(201,915)
Long-term Notes Receivable	(282,784)
Total non-cash items	(484,699)

Net Cash paid	$1,696,659

The fair valuation of the Company's 49% equity investment in Renal Advantage Partners, LLC at the time of the Liberty Acquisition resulted in a non-taxable gain of $139,600 and is presented in the separate line item “Investment Gain” in the Consolidated Statement of Income. The retirement of the loan receivable resulted in a gain of $8,501 which was recognized in interest income.

Divestitures

In connection with the Federal Trade Commission's consent order relating to the Liberty Acquisition, the Company agreed to divest a total of 62 renal dialysis centers. During the year ended December 31, 2012, 24 of the 61 clinics sold were FMC-AG & Co. KGaA clinics, which resulted in a $33,455 gain.

For the year ended December 31, 2012, the income tax expense related to the sale of these clinics of approximately $20,804 has been recorded in the line item “Income tax expense,” resulting in a net gain of approximately $12,651. The after-tax gain was offset by the after-tax effects of the costs associated with the Liberty Acquisition.